UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: October 28, 2005 (Date of earliest event reported)
UnionBancorp, Inc. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	0-28846 (Commission File Number)	36-3145350 (IRS Employer Identification Number)

321 West Main Street, Ottawa, IL (Address of principal executive offices)		61350 (Zip Code)
8154312720 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Item 2.02

On October 28, 2005, UnionBancorp, Inc. issued a press release (the "Press Release") announcing results for the quarter and nine months ended September 30, 2005. A copy of the Press Release is attached as Exhibit 99.1 to this report. The attached Exhibit 99.1 is furnished pursuant to Item 2.02 of Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, not shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Exhibits

Item 9.01
Exhibits
The following exhibit is furnished herewith:
Exhibit 99.1-Press Release of UnionBancorp, Inc., issued October 28, 2005.

            99.1       Press Release of UnionBancorp, Inc. dated October 28, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2005	UNIONBANCORP, INC. By: /s/ Kurt R. Stevenson Kurt R. Stevenson Senior Vice President and Principal Financial and Accounting Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of UnionBancorp, Inc. dated October 28, 2005